FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  August 20, 1996


                    AMERICA FIRST APARTMENT INVESTORS, L.P.
             (Exact name of registrant as specified in its charter)


       Delaware      	                   					              0-20737
(State of Formation)						                          (Commission File Number)

                                  47-0797793
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
	            (Registrants' telephone number, including area code)





























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	    Item 2.  Acquisition or Disposition of Assets.  Effective August 20,
1996, America First Apartment Investors, L.P. (the "Registrant") merged with America First Tax Exempt Mortgage Fund 2 Limited Partnership, a Delaware limited partnership (the "Tax Exempt Fund"), under the laws of the State of Delaware. Pursuant to the Agreement of Merger, dated March 28, 1996, by and between the Registrant and the Tax Exempt Fund (the "Merger Agreement"), the separate existence of the Tax Exempt Fund terminated as of the time of the merger and the Registrant, as the surviving limited partnership of the merger, succeeded to all of the assets and liabilities of the Registrant.

     The principal assets of the Tax Exempt Fund which were acquired by the Registrant as a result of said merger consisted of three tax-exempt mortgage bonds secured by apartment complexes and four apartment complexes and an office/warehouse facility which were acquired by the Tax Exempt Fund in settlement of tax-exempt mortgage bonds. The following table sets forth certain information with respect to the tax-exempt mortgage bonds which the Registrant has acquired from the Tax Exempt Fund as a result of the merger:

Name and Location of        Number      Maturity          Base              Carrying Amount of
Property Securing Bond     of Units       Date       Interest Rate(1)     Bonds at June 30, 1996
- ----------------------     --------     --------     ----------------     ----------------------
Jackson Park Place
  Fesno, CA                  296        09/01/11           8.5%           $          8,760,000
Jefferson Place
  Olathe, KS                 352        12/01/10           8.5                      12,800,000
Avalon Ridge
  Renton, WA                 356        09/01/11           8.5                      18,755,000
                                                                          ----------------------
                                                                                    40,315,000
Unrealized holding losses                                                           (8,748,474)
                                                                          ----------------------
Balance at June 30, 1996 (at estimated fair value)                        $         31,566,526
                                                                          ======================

(1) In addition to the base interest rate shown, the bonds bear additional "contingent interest" payable out of net cash flow and sale proceeds of the underlying properties which, when combined with the base interest shown, is limited to a cumulative, noncompounded amount not greater than 13% per annum.

     The following table set forth certain information with respect to the real estate which the Registrant acquired from the Tax Exempt Fund as a result of the merger:

   Name and Location         Number of                         Building and      Carrying Value at
      of Property              Units           Land            Improvements        June 30, 1996
- ------------------------     ---------     --------------     --------------     -----------------
Covey at Fox Valley
  Aurora, IL                    216        $   1,320,000      $  10,028,338      $     11,348,338
The Exchange at Palm Bay
  Palm Bay, FL               72,002(1)         1,150,318          3,222,792             4,373,110
The Park at Fifty Eight
  Chattanooga, TN               196              231,113          4,122,226             4,353,339
Shelby Heights
  Bristol, TN                   100              175,000          2,952,847             3,127,847
Coral Point
  Mesa, AZ                      336            2,240,000          8,960,000            11,200,000
                                                                                 -----------------
                                                                                       34,402,634
Less Accumulated Depreciation                                                          (7,098,678)
                                                                                 -----------------
Balance at June 30, 1996                                                         $     27,303,956
                                                                                 =================

(1) Represents square feet.




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     Under the terms of the Merger Agreement, the Registrant issued one beneficial unit certificate (a "BUC") representing an assigned limited partnership interest in the Registrant for each outstanding BUC representing an assigned limited partnership interest in the Tax Exempt Fund or a total of 5,212,167 BUCs. No other consideration was paid in connection with the merger.

   America First Capital Associates Four Limited Partnership is the general partner of both the Registrant and the Tax Exempt Fund.

     Item 7.  Financial Statement and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Financial Statements of the Tax Exempt Fund as of, and for the three-year period ended, December 31, 1995 (Incorporated by reference to pages 15 through 60 of the Annual Report on Form 10-K/A for the year ended December 31, 1995 of the Tax Exempt Fund (SEC File No. 0-15329).

          Financial Statements of the Tax Exempt Fund as of, and for the six-month period ended, June 30, 1996 (Incorporated by reference to pages 1 through 7 of the Quarterly Report on Form 10-Q for the six months ended June 30, 1996 of the Tax Exempt Fund (SEC File No. 0-15329).

     (b)  Pro Forma Financial Information.

          Pro Forma Financial Information (Incorporated by reference to pages F-1 through F-4 of Amendment No. 2 to the Registration Statement on Form S-4 (No. 333-2920) filed by the Registrant on June 6, 1996).

     (c)  Exhibits.

          2(a) Agreement of Merger, dated March 28, 1996, between the Registrant and America First Tax Exempt Mortgage Fund 2 Limited Partnership (Incorporated by reference to Exhibit 4.3 to Amendment No. 1 to Registration Statement of Form S-4 (No. 333-2920) filed by the Registrant on May 17, 1996).

          4(a) Form of Certificate of Beneficial Unit Certificate (Incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-4 (No. 333-2920) filed by the Registrant on March 29, 1996).

          4(b) Agreement of Limited Partnership of the Registrant, dated August 15, 1996.

         99(a) Pages 15 through 60 of the Annual Report on Form 10-K/A for the year ended December 31, 1995 of the Tax Exempt Fund (SEC File No. 0-15329).

         99(b) Pages 1 through 7 of the Quarterly Report on Form 10-Q for the six months ended June 30, 1996 of the Tax Exempt Fund (SEC File No. 0-15329)

         99(c) Pages F-1 through F-4 of Amendement No. 2 to the Registration Statement on Form S-4 (No. 333-2920) filed by the Registrant on June 6, 1996).

	                             SIGNATURES

	     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					                             AMERICA FIRST APARTMENT INVESTORS, L.P.


					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Four, its general partner

					                        By	  America First Companies L.L.C, its general
						                            partner



					                        By   /s/ Michael Thesing
						                            Michael Thesing, Vice President


August 20, 1996





















































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